                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                               Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                     APPLIED INDUSTRIAL TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                     [APPLIED INDUSTRIAL TECHNOLOGIES LOGO]

                               ONE APPLIED PLAZA
                             CLEVELAND, OHIO 44115

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     We are pleased to invite you to the 2002 Annual Meeting of the Shareholders of Applied Industrial Technologies, Inc. The meeting will be held at our corporate headquarters, One Applied Plaza, East 36th Street and Euclid Avenue, Cleveland, Ohio, on Tuesday, October 22, 2002, at 10:00 a.m., eastern time, for the purposes of:

     1. Electing four persons to be directors for a term of three years;

     2. Ratifying the appointment of independent auditors for the fiscal year ending June 30, 2003; and

     3. Approval of the 1997 Long-Term Performance Plan to continue to qualify certain awards thereunder as "performance-based" compensation under
        Section 162(m) of the Internal Revenue Code.

     If you were a shareholder of record at the close of business on August 27, 2002, you are entitled to notice of and to vote at the meeting. The transfer books will not be closed. A list of the shareholders as of the record date will be available for examination at the meeting.

     By order of the Board of Directors.

                                               FRED D. BAUER
                                               Secretary

September 16, 2002

YOUR VOTE IS IMPORTANT! WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE BY TELEPHONE, VIA THE INTERNET, OR BY EXECUTING AND RETURNING THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED. VOTING EARLY WILL HELP AVOID ADDITIONAL SOLICITATION COSTS.

                     [APPLIED INDUSTRIAL TECHNOLOGIES LOGO]

                                PROXY STATEMENT
                               ------------------

                            SOLICITATION OF PROXIES

     The Board of Directors of Applied Industrial Technologies, Inc. is soliciting your proxy to vote at our Annual Meeting of Shareholders. The meeting will be held at 10:00 a.m., eastern time, on Tuesday, October 22, 2002, at our corporate headquarters, One Applied Plaza, East 36th Street and Euclid Avenue, Cleveland, Ohio. This proxy statement summarizes information you need to know to vote at the meeting. In this statement, "we," "our," "us," and "Applied" all refer to Applied Industrial Technologies, Inc.

     We will pay the cost of soliciting proxies. This statement and the accompanying proxy card will be mailed to shareholders on or about September 16, 2002. We will also pay the standard charges and expenses of brokers, or other nominees or fiduciaries, for forwarding these materials to and obtaining proxies from registered shareholders and beneficial owners for whose accounts they hold shares. Directors, officers, and other Applied employees, acting on our behalf, may also solicit proxies, and Morrow & Co., Inc. has been retained, at an estimated fee of $6,500 plus expenses, to aid in soliciting proxies from brokers and institutional holders. In addition to using the mail, proxies may be solicited personally and by telephone, facsimile, and electronic means.

                             VOTING AT THE MEETING

     Only shareholders of record at the close of business on August 27, 2002, may vote at the meeting. As of the record date, there were outstanding 19,171,924 shares of Applied Common Stock, without par value. The holders of a majority of those shares will constitute a quorum to hold the meeting.

     Each share is entitled to one vote. Abstentions and broker non-votes are counted in determining the votes present at a meeting. A broker non-vote occurs when a broker votes on some matters on the proxy card but not on others because the broker does not have the authority to do so. An abstention or a broker non-vote has the practical effect of a vote against a proposal, because each abstention or broker non-vote is one less vote in favor of the proposal.

     Whether or not you expect to attend the meeting, WE URGE YOU TO VOTE. You may vote by telephone, via the Internet, or by mailing your signed proxy card in the envelope provided. The card indicates the number of shares that you own. Instructions for each voting method are also indicated on the card. Votes submitted by telephone or via the Internet must be received by Sunday, October 20, 2002.

     You may revoke your proxy before it is voted at the meeting by giving notice of revocation to Applied's Secretary in writing, in open meeting, or by other verifiable communication. Your presence at the meeting will not by itself revoke your proxy.

     If you plan to attend the meeting and vote in person, a ballot will be available when you arrive. If, however, your shares are held in the name of your broker, bank, or other nominee, you must bring an account statement or other evidence that you were the beneficial owner of the shares on August 27, 2002.

                        ITEM 1 -- ELECTION OF DIRECTORS

     Our Board of Directors is divided into three classes. At the Annual Meeting, directors of Class III are to be elected for a term of three years expiring in 2005. The properly nominated candidates receiving the greatest number of votes will be elected. The persons serving as directors of Class I for a term expiring in 2003 and as directors of Class II for a term expiring in 2004 will continue in office.

     The nominees for directors of Class III are William E. Butler, Russell R. Gifford, L. Thomas Hiltz, and David L. Pugh. Messrs. Butler, Gifford, and Hiltz were elected to their positions at an annual meeting of shareholders. Mr. Pugh was elected by the Board in 2000.

     The proxies named in the accompanying proxy card intend to vote for the four nominees unless authority is withheld. If any of the nominees becomes unavailable to serve as a director, the proxies reserve full discretion to vote for any other person or persons that may be nominated at the meeting and/or to vote to reduce the number of directors. We are not aware of any existing circumstances that would cause a nominee to be unavailable to serve.

     Information concerning the nominees and the directors continuing in office is shown below. Unless otherwise stated, the nominees and directors have held the positions indicated for the last five years.

  NOMINEES FOR ELECTION AS DIRECTORS OF CLASS III FOR A TERM EXPIRING IN 2005

                               WILLIAM E. BUTLER

Director since 1987, member of Audit and Executive Organization & Compensation Committees

BUSINESS EXPERIENCE: Until his retirement in 1995, Mr. Butler, age 71, was Chairman and Chief Executive Officer of Eaton Corporation. Eaton is a global diversified industrial manufacturer which is a leader in fluid power systems; electrical power quality, distribution, and control; automotive engine air management and fuel economy; and intelligent truck systems for fuel economy and safety.

OTHER DIRECTORSHIPS: Borg-Warner Automotive, Inc., U. S. Industries, Inc.

                               RUSSELL R. GIFFORD

Director since 1992, member of Audit and Futures Committees

BUSINESS EXPERIENCE: Mr. Gifford, age 63, is a partner with The Gifford Group, a corporate and customer relations consulting company. He was Chief Operating Officer of the City of Cleveland Public School District from 1998 to 1999. He was also President of CNG Energy Services Corp., a subsidiary of Consolidated Natural Gas Company, until his retirement in 1997.

OTHER DIRECTORSHIP: The Davey Tree Expert Company

                                L. THOMAS HILTZ

Director since 1981, member of Corporate Governance and Executive Organization & Compensation Committees

BUSINESS EXPERIENCE: Mr. Hiltz, age 56, is an attorney in Covington, Kentucky and is one of five trustees of the H.C.S. Foundation, a charitable trust which has sole voting and dispositive power with respect to 830,250 shares of Applied Common Stock.

                                 DAVID L. PUGH

Director since 2000, member of Executive Committee

BUSINESS EXPERIENCE: Mr. Pugh, age 53, is Applied's Chairman (since October
2000) and Chief Executive Officer (since January 2000). He was Applied's President from January 1999 to October 2000 and Chief Operating Officer from January 1999 to January 2000. From 1996 to 1998, he was Senior Vice President of the Industrial Control Group of Rockwell Automation, a division of Rockwell International Corporation.

      PERSONS SERVING AS DIRECTORS OF CLASS I FOR A TERM EXPIRING IN 2003

                                THOMAS A. COMMES

Director since 1999, member of Audit, Corporate Governance, and Executive Committees

BUSINESS EXPERIENCE: Until his retirement in 1999, Mr. Commes, age 60, was President and Chief Operating Officer of The Sherwin-Williams Company, a manufacturer, distributor, and retailer of paints and painting supplies, and also a Sherwin-Williams director. His career includes service as that company's Chief Financial Officer.

OTHER DIRECTORSHIP: Pioneer-Standard Electronics, Inc.

                                PETER A. DORSMAN

Director since July 2002, member of Executive Organization & Compensation and Futures Committees

BUSINESS EXPERIENCE: Mr. Dorsman, age 47, is Executive Vice President & Chief Operating Officer (since 2000) of The Standard Register Company, a leading provider of information solutions for financial services, healthcare, manufacturing, and other markets worldwide. He previously served as Senior Vice President, Manufacturing Operations (from 1999 to 2000) and as Senior Vice President, Document Management and Systems Division (from 1996 to 1999) of The Standard Register Company.

                                J. MICHAEL MOORE

Director since 1997, member of Corporate Governance and Futures Committees

BUSINESS EXPERIENCE: Mr. Moore, age 59, is President (since 1997) of Oak Grove Consulting Group, Inc. He was Chairman and Chief Executive Officer of Invetech Company, a distributor of bearings, mechanical and electrical drive system products, industrial rubber products, and specialty maintenance and repair products, prior to its acquisition by Applied in August 1997.

                             DR. JERRY SUE THORNTON

Director since 1994, member of Corporate Governance and Executive Organization & Compensation Committees

BUSINESS EXPERIENCE: Dr. Thornton, age 55, is President of Cuyahoga Community College, the largest community college in Ohio, serving 22,000 college students and 15,000 workforce training customers annually with 70 career and technical programs.

OTHER DIRECTORSHIPS: American Greetings Corporation, National City Corporation, OfficeMax, Inc., RPM, Inc.

      PERSONS SERVING AS DIRECTORS OF CLASS II FOR A TERM EXPIRING IN 2004

                                WILLIAM G. BARES

Director since 1986, member of Audit, Corporate Governance, and Executive Committees

BUSINESS EXPERIENCE: Mr. Bares, age 61, is Chairman, President, and Chief Executive Officer of The Lubrizol Corporation. Lubrizol is a $1.8 billion fluid technology company concentrating on high performance chemicals, systems, and services for industry and transportation.

OTHER DIRECTORSHIPS: KeyCorp, The Lubrizol Corporation, Oglebay Norton Company

                             DR. ROGER D. BLACKWELL

Director since 1996, member of Executive Organization & Compensation and Futures Committees

BUSINESS EXPERIENCE: Dr. Blackwell, age 62, is a Professor of Marketing at The Ohio State University Fisher College of Business and President of Blackwell Associates, Inc., a marketing consulting firm.

OTHER DIRECTORSHIPS: Airnet Systems, Inc., Anthony & Sylvan Pools Corporation, Diamond Hill Investment Group, Inc., The Flex-funds, Frontstep, Inc., Max & Erma's Restaurants, Inc.

                               EDITH KELLY-GREEN

Director since July 2002, member of Audit and Futures Committees

BUSINESS EXPERIENCE: Ms. Kelly-Green, age 49, is Vice President and Chief Sourcing Officer of FedEx Express, the world's largest express transportation company and a subsidiary of FedEx Corporation.

                                STEPHEN E. YATES

Director since 2001, member of Executive Organization & Compensation and Futures Committees

BUSINESS EXPERIENCE: Mr. Yates, age 54, is President (since 1999) of USAA Information Technology Company, which provides information technology and telecommunications services to all USAA activities. USAA is a leading financial services company, offering its 4.5 million members a comprehensive range of insurance, banking, and investment products and services. From 1997 to 1999, Mr. Yates was Vice President-Information Technology & Logistics of Rockwell Automation, a division of Rockwell International Corporation. From 1989 to 1997, he was Vice President-Information Technology for Brown & Root, Inc., a global engineering and construction firm.

      BENEFICIAL OWNERSHIP OF CERTAIN APPLIED SHAREHOLDERS AND MANAGEMENT

     The following table shows the beneficial ownership of Applied Common Stock, as of June 30, 2002, by: (a) each person known by us to own beneficially more than 5% of Applied's outstanding shares; (b) all directors and nominees; (c) each executive officer named in the Summary Compensation Table on page 8, except Robert C. Stinson, who retired in March 2002; and (d) all directors, nominees, and executive officers as a group.

                                                              COMMON SHARES
                                                           BENEFICIALLY OWNED     PERCENT OF
                NAME OF BENEFICIAL OWNER                   ON JUNE 30, 2002(1)     CLASS(2)
                ------------------------                   -------------------    ----------
Applied Industrial Technologies, Inc.
  Retirement Savings Plan
  c/o Key Trust Company of Ohio, N.A., Trustee
  127 Public Square
  Cleveland, Ohio 44114..................................       1,727,667(3)          9.0%
Dimensional Fund Advisors, Inc.
  1299 Ocean Avenue
  Santa Monica, California 90401.........................       1,542,242(4)          8.0
William G. Bares.........................................          43,704(5)
Dr. Roger D. Blackwell...................................          29,237(6)
William E. Butler........................................          10,025
Thomas A. Commes.........................................          24,979
Peter A. Dorsman.........................................               0
Russell R. Gifford.......................................          31,716(7)
L. Thomas Hiltz..........................................         882,968(8)          4.6
James T. Hopper..........................................          31,456
Edith Kelly-Green........................................               0
J. Michael Moore.........................................         319,700(9)          1.7
David L. Pugh............................................         210,580             1.1
Bill L. Purser...........................................          78,507
Jeffrey A. Ramras........................................          28,718
Dr. Jerry Sue Thornton...................................          22,384
John R. Whitten..........................................         124,834
Stephen E. Yates.........................................           6,381
All directors, nominees, and executive officers as a
  group (22 individuals).................................       2,023,560(10)        10.3

---------------

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC"). Beneficial ownership may be disclaimed for other purposes. Except as otherwise indicated, the beneficial owner has sole voting and dispositive power over the shares. The directors' and named executive officers' totals include shares that could be acquired within 60 days after June 30, 2002, by exercising stock options as follows:
     Mr. Hopper -- 15,624; Mr. Pugh -- 145,000; Mr. Purser -- 54,749; Mr.
     Ramras -- 13,624; Mr. Whitten -- 46,750; Mr. Yates -- 4,000; and the other directors (excluding Mr. Dorsman and Ms. Kelly-Green) -- 8,000 per director.

 (2) Percent of class is not indicated if less than 1%.

 (3) The Applied Industrial Technologies, Inc. Retirement Savings Plan holds these shares for the benefit of plan participants. The shares are held in custody by Key Trust Company of Ohio, N.A., the plan's trustee. The plan's participants and the trustee possess shared voting power with respect to the shares. Participants may vote all shares allocated to their accounts and act as named fiduciaries with respect to unallocated shares. If no voting direction is received from participants or if legally required, the trustee has authority to vote the allocated and unallocated shares.

 (4) Dimensional Fund Advisors, Inc. reported its share ownership in a Form 13F filed with the SEC on August 6, 2002.

 (5) Includes 2,250 shares owned by Mr. Bares' wife, who has sole voting and dispositive power.

 (6) Includes 225 shares owned by Dr. Blackwell's wife, who has sole voting and dispositive power.

 (7) Includes 321 shares owned by Mr. Gifford's wife, who has sole voting and dispositive power.

 (8) Includes 830,250 shares held by the H.C.S. Foundation, a charitable trust of which Mr. Hiltz is one of five trustees, with sole voting and dispositive power. Pursuant to a Schedule 13D filed by the H.C.S. Foundation dated December 20, 1989, the trustees, including Mr. Hiltz, disclaimed beneficial ownership of those shares.

 (9) Includes 31,648 shares held by Mr. Moore's wife with sole voting and dispositive power. Also includes 38,773 shares held in trusts for the benefit of Mr. Moore's children. Mr. Moore's wife is trustee, with sole voting and dispositive power.

(10) Includes 426,830 shares that could be acquired within 60 days after June 30, 2002, by exercising stock options. In determining the percentage of share ownership, these stock option shares are added to both the denominator and the numerator. Also includes 26,541 shares held by Applied's Retirement Savings Plan for the benefit of executive officers; these shares are included as well in the figure shown for the plan's holdings.

                             EXECUTIVE COMPENSATION

                              SUMMARY COMPENSATION

     The following table summarizes compensation earned during the fiscal years ended June 30, 2002, 2001, and 2000, by those persons who were, for the fiscal year ended June 30, 2002, Applied's Chief Executive Officer and the four other most highly compensated executive officers serving in that capacity at the end of fiscal 2002. The compensation of Robert C. Stinson, who retired in March 2002, is also disclosed because he was among the most highly compensated executive officers in fiscal 2002.

                                                                         LONG-TERM COMPENSATION
                                        ANNUAL COMPENSATION                      AWARDS
                                ------------------------------------   ---------------------------
                                                        OTHER ANNUAL     RESTRICTED     SECURITIES    ALL OTHER
      NAME AND                                BONUS     COMPENSATION   STOCK AWARD(S)   UNDERLYING   COMPENSATION
 PRINCIPAL POSITION    YEAR      SALARY        (1)          (2)             (3)          OPTIONS         (4)
 ------------------    ----      ------       -----     ------------   --------------   ----------   ------------
David L. Pugh          2002     $605,385     $      0     $      0       $        0       150,000      $ 4,068
  Chairman & Chief     2001      500,481            0          206                0       130,000        6,979
  Executive Officer    2000      403,845      474,000       40,205                0        60,000       19,808
Bill L. Purser         2002      338,077            0        1,526                0        65,000        4,785
  President & Chief    2001      266,539            0          531                0        60,000       10,352
  Operating Officer    2000      190,769      167,400          820                0        30,000        4,517
John R. Whitten        2002      283,501            0            0                0        30,000        4,962
  Vice President --    2001      270,577            0            0                0        25,000        6,998
  Chief Financial      2000      254,807      243,900          350                0        36,000       17,870
  Officer & Treasurer
James T. Hopper        2002      184,138            0            0                0         5,000        4,133
  Vice President --    2001      174,732            0            0                0         5,000        9,105
  Chief Information    2000      157,692       82,320            0                0        10,000        5,747
  Officer
Jeffrey A. Ramras      2002      180,000            0          403                0         6,000        4,937
  Vice President --    2001      154,615            0        2,013                0         6,000        9,524
  Supply Chain         2000      142,615       72,240          634                0         5,000        5,368
  Management
Robert C. Stinson      2002      250,000            0            0                0        25,000       28,462
  Vice President --    2001      238,308            0            0                0        20,000        9,192
  Chief                2000      224,231      208,800          327                0        32,000       16,450
    Administrative
  Officer & General
  Counsel

---------------

(1) Amounts in this column are earnings under the annual Management Incentive Plan, described in the Executive Organization & Compensation Committee Report on pages 13-14.

(2) Amounts in this column for fiscal 2002 reflect the following: with respect to Mr. Purser, an award for the achievements of a task force on which he participated; and with respect to Mr. Ramras, a gross-up payment to cover taxes related to spousal travel. Previous years' amounts included relocation expense reimbursements and club initiation fees as well as gross-up payments.

(3) At June 30, 2002, the persons listed above held the following number of unvested shares of restricted stock, valued at $19.50 per share, the closing market price on that date: Mr. Pugh, 50,000 shares, $975,000; Mr. Purser, 15,000 shares, $292,500; Mr. Whitten, 15,000 shares, $292,500; Mr. Hopper,
    7,500 shares, $146,250; Mr. Ramras, 7,500 shares, $146,250; and Mr. Stinson,
    3,542 shares, $69,069 (in connection with his retirement, Mr. Stinson was permitted to retain these shares, which will vest in March 2003). All of the shares are performance-accelerated restricted stock (described on pages 14-15), except for 10,000 shares awarded to Mr. Pugh, which shares will vest in January 2003, subject to his continuous employment with Applied. Dividends are paid on restricted stock at the same rate paid to all shareholders.

(4) Amounts in this column for fiscal 2002 include contributions made by Applied and credited to the officers' accounts in Applied's Retirement Savings Plan. In addition, Messrs. Whitten and Ramras received $1,000 20-year service awards and Mr. Stinson received a $25,000 transition allowance in connection with his retirement.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table shows information concerning stock option grants made in fiscal 2002 under the 1997 Long-Term Performance Plan by the Board's Executive Organization & Compensation Committee to the officers named in the Summary Compensation Table:

                                                                                    POTENTIAL REALIZABLE
                                           INDIVIDUAL GRANTS(1)                       VALUE AT ASSUMED
                           -----------------------------------------------------        ANNUAL RATES
                           NUMBER OF        % OF                                       OF STOCK PRICE
                           SECURITIES   TOTAL OPTIONS                                 APPRECIATION FOR
                           UNDERLYING    GRANTED TO      EXERCISE                      OPTION TERM(2)
                            OPTIONS     EMPLOYEES IN       PRICE      EXPIRATION   -----------------------
          NAME              GRANTED      FISCAL YEAR    (PER SHARE)      DATE          5%          10%
          ----             ----------   -------------   -----------   ----------   ----------   ----------
David L. Pugh............   150,000         39.2%         $17.825       8/9/11     $1,681,500   $4,261,200
Bill L. Purser...........    65,000         17.0           17.825       8/9/11        728,650    1,846,520
John R. Whitten..........    30,000          7.8           17.825       8/9/11        336,300      852,240
James T. Hopper..........     5,000          1.3           17.825       8/9/11         56,050      142,040
Jeffrey A. Ramras........     6,000          1.6           17.825       8/9/11         67,260      170,448
Robert C. Stinson........    25,000          6.5           17.825      3/31/05         86,700      185,350

---------------

(1) The options' exercise price is the market price of Applied Common Stock on the date the options were granted. The options vest 25% on each of the first through fourth anniversaries of the grant date, subject to continuous employment with Applied. Mr. Stinson's options vested on his retirement and expire three years from that date.

(2) The assumed rates of appreciation were selected by the SEC for illustrative purposes and are not intended to predict or to forecast future stock prices.

         AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

     The following table shows information concerning stock option exercises in fiscal 2002 by the officers named in the Summary Compensation Table, and the values of in-the-money options held by those individuals on June 30, 2002.

                       NUMBER OF                       NUMBER OF SECURITIES         VALUE OF UNEXERCISED IN-
                       SECURITIES                     UNDERLYING UNEXERCISED          THE-MONEY OPTIONS AT
                       UNDERLYING                 OPTIONS AT FISCAL YEAR END(2)        FISCAL YEAR END(2)
                        OPTIONS        VALUE      ------------------------------   ---------------------------
        NAME           EXERCISED    REALIZED(1)   EXERCISABLE     UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
        ----           ----------   -----------   -----------     -------------    -----------   -------------
David L. Pugh........         0      $      0       107,500          292,500        $326,168       $429,113
Bill L. Purser.......         0             0        38,499          127,834          97,973        175,589
John R. Whitten......    17,325       151,282        39,250           71,750         146,193        134,953
James T. Hopper......     3,375        32,655        14,374           15,334          61,198         32,914
Jeffrey A. Ramras....         0             0        12,124           14,584          70,225         27,754
Robert C. Stinson....    17,775       155,211        93,333                0         237,604              0

---------------

(1) The values shown are the differences between the per-share stock option exercise prices and the fair market value of Applied Common Stock on the exercise dates, multiplied by the number of shares covered by the exercised options.

(2) The exercisability of unexercisable officer stock options is accelerated upon the optionee's retirement, death, or permanent and total disability, or upon a change in control of Applied.

            LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR

     In fiscal 2002, in addition to stock options, the Board's Executive Organization & Compensation Committee awarded performance grants to the executive officers under the 1997 Long-Term Performance Plan. A target payout opportunity (in dollars) was established for each officer. The officer can receive a payout at the end of the three-year performance period based on Applied's level of achievement on goals set for the period. The goals established for the 2002 performance grants are based on sales growth, return on sales, and total shareholder return. Payouts, if any, will be made in a combination of Applied Common Stock and cash, as determined by the committee at the end of the period.

     The following table shows the performance grants awarded in fiscal 2002 to the officers named in the Summary Compensation Table.

                                                                 ESTIMATED FUTURE PAYOUTS UNDER
                                           PERFORMANCE OR         NON-STOCK PRICE-BASED PLANS
                                         OTHER PERIOD UNTIL    ----------------------------------
                 NAME                   MATURATION OR PAYOUT   THRESHOLD(1)    TARGET    MAXIMUM
                 ----                   --------------------   ------------   --------   --------
David L. Pugh.........................  7/1/01 - 6/30/04         $200,000     $600,000   $900,000
Bill L. Purser........................  7/1/01 - 6/30/04           85,000      255,000    382,500
John R. Whitten.......................  7/1/01 - 6/30/04           48,333      145,000    217,500
James T. Hopper.......................  7/1/01 - 6/30/04           16,667       50,000     75,000
Jeffrey A. Ramras.....................  7/1/01 - 6/30/04           13,333       40,000     60,000
Robert C. Stinson(2)..................  7/1/01 - 6/30/04           10,417       31,250     46,875

---------------

(1) Failure to achieve threshold performance would result in no payout.

(2) As a result of his retirement, Mr. Stinson's target payout opportunity was prorated based on the number of quarters he served during the performance period.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following equity compensation plans have been approved by Applied's shareholders: the 1997 Long-Term Performance Plan, the Deferred Compensation Plan, and the Deferred Compensation Plan for Non-Employee Directors. All of these plans are currently in effect.

     The following table sets forth information regarding the number of shares of Applied Common Stock that may be issued pursuant to equity compensation plans or arrangements of Applied as of June 30, 2002.

                                                 NUMBER OF        WEIGHTED-
                                              SECURITIES TO BE     AVERAGE
                                                ISSUED UPON        EXERCISE          NUMBER OF
                                                EXERCISE OF        PRICE OF     SECURITIES REMAINING
                                                OUTSTANDING      OUTSTANDING    AVAILABLE FOR FUTURE
                                                  OPTIONS,         OPTIONS,        ISSUANCE UNDER
                                                WARRANTS AND     WARRANTS AND          EQUITY
               PLAN CATEGORY                       RIGHTS           RIGHTS       COMPENSATION PLANS
               -------------                  ----------------   ------------   --------------------
Equity compensation plans approved by
  security holders..........................     2,198,704          $16.80            *
Equity compensation plans not approved by
  security holders..........................             0          --                0
Total.......................................     2,198,704          $16.80            *

---------------

* The aggregate number of shares available for issuance under the 1997 Long-Term Performance Plan is described on page 21 in the section, "Item 3 -- Approval of 1997 Long-Term Performance Plan," within the paragraph, "Limitations on Awards." Shares issuable under the Deferred Compensation Plan and the Deferred Compensation Plan for Non-Employee Directors depend on the dollar amount of participant contributions deemed invested in Applied Common Stock. See "Deferred Compensation Plan" and "Deferred Compensation Plan for Non-Employee Directors" on pages 11 and 17, respectively, for more information about Applied's contributions to those plans.

                         ESTIMATED RETIREMENT BENEFITS
            UNDER SUPPLEMENTAL EXECUTIVE RETIREMENT BENEFITS PLAN(1)

     The following table shows estimated annual benefits payable upon retirement at age 65 to participating executive officers under Applied's Supplemental Executive Retirement Benefits Plan (the "SERP").

                           YEARS OF SERVICE(2)(3)
                  -----------------------------------------
REMUNERATION(4)      5          10         15         20
---------------   --------   --------   --------   --------
  $  200,000      $ 22,500   $ 45,000   $ 67,500   $ 90,000
     300,000        33,750     67,500    101,250    135,000
     400,000        45,000     90,000    135,000    180,000
     500,000        56,250    112,500    168,750    225,000
     600,000        67,500    135,000    202,500    270,000
     700,000        78,750    157,500    236,250    315,000
     800,000        90,000    180,000    270,000    360,000
     900,000       101,250    202,500    303,750    405,000
   1,000,000       112,500    225,000    337,500    450,000
   1,100,000       123,750    247,500    371,250    495,000
   1,200,000       135,000    270,000    405,000    540,000

---------------

(1) Amounts shown in the table are computed on the basis of a straight life annuity and are not subject to deduction for Social Security or other offset amounts; provided, however, Mr. Pugh's maximum SERP benefit shall be reduced by the monthly benefit payable to him at age 65 in a single life form under all former employer plans and then reduced further by 50 percent of his primary Social Security benefit.

(2) The named executive officers have the following number of years of service with Applied for purposes of the SERP: Messrs. Ramras and Whitten, more than 20; Mr. Purser, more than 15; Mr. Hopper, more than five; and Mr. Pugh, less than five. Upon his retirement in 2002, Mr. Stinson was awarded 1.5 years of service in addition to the 13 years he had accrued. Plan benefits are fully accrued after 20 years of service. Mr. Pugh's annual straight life SERP benefit at age 65 is guaranteed to be at least $50,000. Also, if, while employed by Applied, he dies prior to the end of his fifth year of service with Applied, he will be deemed to have five years of service.

(3) The maximum SERP benefits set forth in the table generally reflect an aggregate limit of 45 percent of total cash compensation reduced ratably to the extent a participant is not credited with at least 20 years of service; however, if Mr. Pugh is credited with at least 10 years of service under the SERP, his maximum SERP benefits will be subject to an aggregate limit of 60 percent of total cash compensation.

(4) Amounts in this column represent, and benefits are based on, average total cash compensation for the highest three of the last 10 calendar years.

                           DEFERRED COMPENSATION PLAN

     The Applied Industrial Technologies, Inc. Deferred Compensation Plan (the "Plan") permits executives to defer a portion or all of the awards payable under the annual Management Incentive Plan. The Plan's purpose is to promote increased efforts on behalf of Applied through increased investment in Applied Common Stock.

     The Plan gives each Management Incentive Plan participant the opportunity to defer payment of his or her cash award. Any participant who elects to make a deferral may have the amounts invested in Applied Common Stock and/or in a money market fund. If a participant elects to have an amount equal to at least 50% of a Management Incentive Plan award invested in Common Stock, then Applied contributes an additional amount equal to 10% of the amount so invested. These deferral and investment opportunities and the incentive for investing in Applied Common Stock, like those available to directors under the Deferred Compensation Plan for Non-Employee Directors, are part of an overall effort to align management with the interests of Applied's shareholders.

     Distribution of deferrals are made in a lump sum or in installments over a period not in excess of ten years, as specified in the participant's deferral election form. Other than dates specified in the deferral election forms, a withdrawal is permitted while employed only due to a severe financial and unexpected hardship.

     Two of the executive officers named in the Summary Compensation Table on page 8 elected to participate in the Plan in 2002. Because no awards were payable under the 2002 Management Incentive Plan, no deferrals were made into the Deferred Compensation Plan.

                           OFFICER RETENTION PROGRAM

     In 2000, the Board's Executive Organization & Compensation Committee approved a retention award program for James T. Hopper, one of the officers named in the Summary Compensation Table on page 8. Under that program, if Mr. Hopper remains continuously employed by Applied until January 20, 2005, he will be paid a cash award equal to the greater of (a) 15,000 multiplied by the difference between $16 and the average closing price of Applied's common stock for the 20 trading days immediately prior to January 20, 2005, or (b) $170,000.

                          CHANGE IN CONTROL AGREEMENTS
                         AND OTHER RELATED ARRANGEMENTS

     Applied has change in control agreements with its executive officers. The agreements obligate Applied to provide severance benefits to any executive officer whose employment is terminated either by the officer for "good reason" or by Applied "without cause" (each as defined in the agreements) if the termination occurs within three years after a change in control, as defined in the agreements. The officer, in turn, is obligated not to compete with Applied for one year following the termination. The principal benefits to be provided under the agreements to the executive officers are as follows:

          (a) a lump sum severance payment equal to three times annual base salary plus incentive pay (each as calculated pursuant to the agreements), reduced proportionately if the officer reaches age 65 within three years after termination;

          (b) a cash payment, instead of exercising any stock options held by the officer on the date of termination, equal to the difference between the exercise price and the higher of (i) the mean of the high and low trading prices on the New York Stock Exchange on the date of termination, and (ii) the highest price paid for Applied Common Stock in connection with the change in control;

          (c) continued participation in Applied's employee benefit plans, programs, and arrangements, or equivalent benefits for three years after termination at the levels in effect immediately before termination; and

          (d) outplacement services.

     An escrow account has been established with Key Trust Company of Ohio, N.A., to secure payment of the benefits. Applied has deposited a percentage of the amounts that would be payable to the officers under the agreements. Additional deposits may be made in future years. No officer may make a claim on the escrow assets unless Applied is in default under the agreement. All earnings on the escrow assets are payable to Applied. The agreements also provide that if any covered executive is required to pay a "parachute" excise tax, Applied will make an additional payment to the executive in an amount sufficient (after payment of any taxes on the additional payment) to pay the excise tax.

     The agreements are intended to reinforce and encourage the continued attention and dedication of Applied's officers to their assigned duties without distraction in the face of the potentially disturbing circumstances arising from the possibility of a change in control. The agreements may make it more expensive to accomplish a change in control and could under certain circumstances adversely affect the shareholders' ability to benefit from a change in control. The Board of Directors approved the agreements, however, because it believes that the continued attention and dedication of the officers to their duties under adverse circumstances are ultimately in the best interests of Applied and its shareholders, and can under some circumstances result in a higher price being paid to shareholders in connection with a change in control.

     In addition to the benefits provided by the agreements, the 1997 Long-Term Performance Plan provides the following benefits to executive officers if a change in control occurs: (a) all stock options outstanding will become fully exercisable; (b) all restrictions and conditions of stock awards will be deemed satisfied; and (c) all cash awards (including payments made under a Management Incentive Plan) will be deemed to have been fully earned.

     Also, under the Supplemental Executive Retirement Benefits Plan, if a participant is terminated following a change in control or is receiving or is eligible to receive a retirement benefit at the time of the change in control, the participant is entitled to receive the actuarial equivalent of the participant's retirement benefit in a lump sum. In addition, upon a change in control, actively employed participants will be credited with additional years of service and age (up to 10 years) for benefit calculation purposes, equal to half of the difference between the participant's age and age 65. Mr. Pugh will be deemed to have at least 10 years of service if a change in control occurs while he is an actively employed participant.

        REPORT OF THE EXECUTIVE ORGANIZATION & COMPENSATION COMMITTEE OF
                THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

OVERVIEW

     The Executive Organization & Compensation Committee consists entirely of independent outside directors. The committee is responsible for setting Applied's executive officer compensation policies. The purposes of the executive officer compensation program are to attract and retain qualified executives and to provide appropriate incentives, both monetary and stock-based, to achieve Applied's business strategies and to enhance shareholder value over the long term.

     The major elements of Applied's executive officer compensation program are annual base salary and awards under the 1997 Long-Term Performance Plan.

ANNUAL BASE SALARY

     In setting the officers' annual base salaries and target incentives, the committee uses a competitive pay analysis compiled by an independent, nationally recognized compensation and benefits consulting firm (the "Independent Consultant"). The analysis shows the median (50(th) percentile) market base salary and total cash compensation for each officer position. These figures are derived from data from a number of published and private surveys, both broadbased and for comparable industries, with all data adjusted to reflect comparable company size. The Independent Consultant's analysis also includes compensation and financial performance data from a group of companies in or related to Applied's industry, including companies identified in the performance graph on page 16.

     In addition to the analysis, the committee considers an officer's performance and levels of experience and responsibility in the position in setting the base salary. In general, the committee's objective is to pay experienced officers a base salary at or near the market median for the position.

1997 LONG-TERM PERFORMANCE PLAN

  (a) MANAGEMENT INCENTIVE PLAN

     The annual Management Incentive Plan, adopted under the 1997 Long-Term Performance Plan, is Applied's program for compensating executive officers for the achievement of fiscal year goals. In general, the committee seeks to provide an annual incentive program that permits the opportunity to achieve substantially above the market median total cash compensation for outstanding performance.

     The committee reviews and discusses proposed corporate and individual officer goals and then sets the Management Incentive Plan goals for the year. In fiscal 2002, the committee assigned certain executive officers, including Messrs. Pugh, Purser, Whitten, and Stinson, the corporate goals (achievement of earnings per share and return on assets objectives) as their individual goals. Other executive officers, including Messrs. Hopper and Ramras, had individual goals (in addition to the corporate goals) relating specifically to the business unit or function for which the officer is responsible. These goals varied in relative weight. The size of the Management Incentive Plan payments depended on the level of performance achieved on both individual and corporate goals. In fiscal 2002, if Applied did not achieve the threshold level of performance on the earnings per share goal, no incentive payments would be made to the officers (even if other goals were attained).

     If corporate and individual goals are met, the individual incentive payment is based on a formula, the components of which are the market median base salary and the responsibility percentage. The committee assigns these figures to each executive officer after considering the Independent Consultant's analysis. For example, Mr. Pugh's target incentive as Chairman & Chief Executive Officer in fiscal 2002 was $517,500, being his responsibility percentage of 75% multiplied by the market median base salary of $690,000.

     In fiscal 2002, payments could range from 0% to over 200% (for outstanding achievement levels) of the target incentive, depending on performance in relation to the goals. Applied did not achieve the threshold level of performance on its earnings per share goal in fiscal 2002 and, consequently, the officers did not earn incentive awards for the second consecutive year. Accordingly, total cash compensation was substantially below market median levels.

  (b) STOCK-BASED AND OTHER LONG-TERM AWARDS

     The committee also makes long-term compensation awards because of their value in motivating executive officers and aligning their interests with shareholders', and to be competitive in the marketplace for executive talent. In recent years, the committee has made the following awards to the executive officers based on the Independent Consultant's recommendations, considering survey long-term compensation medians and levels of officer responsibility and performance. Stock-based awards are limited by the number of shares available for grant under the 1997 Long-Term Performance Plan -- 2% of shares outstanding on the first day of the fiscal year, plus shares not awarded, if any, carried forward from prior years.

        (1) STOCK OPTIONS. Since 1999, the committee has awarded non-qualified stock options to the officers annually. The options' exercise price is the market price of Applied Common Stock on the grant date. The options vest 25% on each of the first through fourth anniversaries of the grant date, subject to continuous employment with Applied, and expire on the tenth anniversary.

        (2) PERFORMANCE GRANTS. In fiscal 2002, the committee established a performance grant program for the officers. A target dollar payout is established for each officer. The actual payout at the end of the three-year performance period is calculated relative to the target based on Applied's achievement on three objective performance goals over that period. The goals established for the 2002 performance grants are sales growth, return on sales, and total shareholder return. Payouts, if any, will be made at the value earned, in a combination of Applied Common Stock and cash, as determined by the committee at the end of fiscal 2004.

        (3) PERFORMANCE-ACCELERATED RESTRICTED STOCK. In 1997, the committee awarded performance-accelerated restricted stock ("PARS") to the officers. PARS are awards of restricted shares of Applied Common Stock that will vest in 2003, six years after the grant date; however, PARS would vest earlier if performance goals based on stock price or pre-tax return on assets ("ROA") are reached. Fifty percent of the PARS awarded in 1997 will vest if Applied achieves either a fiscal year ROA of 13.5%, or a stock price of $33.33 per share for 20 consecutive days. The remaining 50% will vest on the achievement of either an ROA of 17.5%, or a stock price of $37.33 per share for 20 consecutive days.

BENEFITS

     Benefits provided to the executive officers are those generally provided to Applied's other associates with variations consistent with executive benefits in the competitive marketplace.

FEDERAL INCOME TAX DEDUCTIBILITY

     Section 162(m) of the Internal Revenue Code limits the amount of compensation a publicly held corporation may deduct as a business expense for federal income tax purposes. That limit, which applies to the chief executive officer and the four other most highly compensated executive officers, is $1 million per individual per year, subject to certain exceptions. One exception is for compensation that qualifies as "performance-based."

     Applied believes that the Management Incentive Plan awards, gains realized from the exercise of stock options, and payouts of performance grants qualify as performance-based compensation. In general, the committee seeks to preserve the deductibility of compensation paid to Applied's executive officers, but without compromising the committee's flexibility in designing an effective and competitive compensation program.

                                            EXECUTIVE ORGANIZATION &
                                            COMPENSATION COMMITTEE

                                            L. Thomas Hiltz
                                            Dr. Roger D. Blackwell
                                            William E. Butler
                                            Dr. Jerry Sue Thornton
                                            Stephen E. Yates

    COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN OF APPLIED,
                     S&P 500 INDEX, AND PEER COMPANY GROUP

     The graph below compares the five-year cumulative total return from investing $100 on June 30, 1997 in each of Applied Common Stock, the Standard and Poor's 500 Index, and a group of eight peer companies selected on a line-of-business basis: Airgas, Inc., Genuine Parts Company, W.W. Grainger, Inc., Kaman Corporation, Lawson Products, Inc., MSC Industrial Direct Co., Inc., The Timken Company, and WESCO International, Inc.

     WESCO International, Inc. was added to the peer group this year, replacing Federal-Mogul Corporation, which filed for bankruptcy protection in October 2001. Accordingly, we are presenting returns for both the peer group used in previous years (including Federal-Mogul Corporation) and the new peer group (including WESCO International, Inc.).

     Cumulative total return assumes that all dividends are reinvested when received. The returns of the companies in the peer group are weighted based on the companies' relative stock market capitalization.
LINE GRAPH

                                              APPLIED                S&P 500            PEER GROUP (OLD)       PEER GROUP (NEW)
                                              -------                -------            ----------------       ----------------
1997                                             100                     100                    100                    100
1998                                           87.17                  128.09                 115.68                 109.48
1999                                           83.18                  155.24                  103.1                 101.31
2000                                           73.83                  164.51                   58.2                  65.81
2001                                           83.34                  138.47                  74.04                  87.96
2002                                           88.07                  111.94                   88.5                 104.52

         --------------------------------------------------------------------------------
                                 1997      1998      1999      2000      2001      2002
         --------------------------------------------------------------------------------
          Applied               100.00     87.17     83.18     73.83     83.34     88.07
          S&P 500               100.00    128.09    155.24    164.51    138.47    111.94
          Peer Group (old)      100.00    115.68    103.10     58.20     74.04     88.50
          Peer Group (new)      100.00    109.48    101.31     65.81     87.96    104.52

Source: Value Line, Inc.

                           COMPENSATION OF DIRECTORS

     Mr. Pugh, Applied's Chairman & Chief Executive Officer, does not receive additional compensation for service as a director. Non-employee directors receive a quarterly retainer of $4,500, a fee of $1,500 for the first Board or committee meeting attended per day, and $500 for each additional meeting attended on the same day, up to a maximum of $2,500 per day. Directors may be similarly compensated if they attend other meetings or telephone conferences at the Chairman's request. In addition, Applied pays directors $500 for any action taken by unanimous written consent or via telephone conference of less than 30 minutes, and directors who serve as committee chairmen receive an additional quarterly retainer of $400. All non-employee directors are eligible to participate in the Deferred Compensation Plan for Non-Employee Directors described below. If participants elect to receive their director compensation in the form of Applied Common Stock, they receive an additional amount equal to 25% of the compensation so deferred.

     Annual stock option awards are made to the non-employee directors based on recommendations by an outside compensation consultant. The awards improve the competitiveness of our director compensation program and assist in recruiting and retaining directors. In fiscal 2002, each non-employee director was awarded 2,000 options with an exercise price equal to the market price for Applied Common Stock on the grant date. The options are exercisable immediately and expire on the tenth anniversary of the grant date.

     The compensation received by directors is reviewed from time to time by the Board's Corporate Governance Committee. If the committee believes that a change is necessary to make the level of compensation competitive relative to the size and nature of our business, then the committee will present its recommendation to the Board. Approval of the change requires the affirmative vote of a majority of the directors. The directors also participate in our travel accident plan and may elect to participate in our contributory health insurance plan.

             DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

     The purposes of our Deferred Compensation Plan for Non-Employee Directors are to allow non-employee directors to defer the receipt of compensation payable for director services and to promote loyalty to Applied through increased investment in Applied Common Stock.

     Pursuant to the plan, a non-employee director may elect, prior to any calendar quarter, to defer payment of his or her compensation for future services as a director. Once an election is made, it is irrevocable with respect to compensation earned. Directors may change their election to receive or defer receipt of compensation for future services commencing with the calendar quarter following the election.

     Deferred fees are invested, at a director's option, in a money market fund and/or Applied Common Stock. As directors' compensation would otherwise become due and payable, Applied transfers the amount deferred, in either cash or treasury shares (depending on which option the director chooses), to a trust maintained by Key Trust Company of Ohio, N.A. If a director elects to have his or her compensation invested in Common Stock, then Applied contributes an additional amount equal to 25% of the amount so invested.

     Distribution of a director's account commences as designated by the director in his or her election on a date not more than 30 days after (a) the director's termination due to resignation, retirement, death, or otherwise, or
(b) the director's attainment of the age (not younger than 55) specified in his or her election form; or upon a change in control (as defined in the plan) of Applied.

     As of June 30, 2002, six non-employee directors defer all of their retainer and meeting fees and invest those fees in Applied Common Stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     J. Michael Moore, an Applied director, was Chairman and Chief Executive Officer of Invetech Company, which we acquired in 1997. In connection with the acquisition, Applied entered into a Consulting, Noncompetition and Confidentiality Agreement with Mr. Moore and Oak Grove Consulting Group, Inc., which Mr. Moore owns and of which he is president.

     Oak Grove and Mr. Moore received payments from Applied during fiscal 2002 as a consequence of the following provisions of the 1997 agreement: (a) Oak Grove agreed to perform certain business consulting services for Applied for a period of five years in exchange for an annual fee of $70,000; (b) Mr. Moore agreed not to compete with Applied until the end of the one-year period following the date of termination of all of Mr. Moore's relationships with Applied (other than as a shareholder) in exchange for $2,550,000 payable in five equal annual installments of $510,000 beginning on July 31, 1997; and (c) Applied agreed to pay to Oak Grove, during Mr. Moore's and his spouse's lives, $700 per month for health insurance to be obtained by Oak Grove for Mr. Moore, his spouse, and eligible children. The only payments now remaining under the 1997 agreement are those for health insurance.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During fiscal 2002, the Board of Directors had five meetings. Each director attended at least 75% of the total number of meetings of the Board and all committees on which he or she served. Among the Board's committees are the Audit, Corporate Governance, and Executive Organization & Compensation Committees.

     The AUDIT COMMITTEE recommends the appointment of independent auditors, reviews with the independent auditors the scope of their examination, reviews the scope of non-audit services performed by the independent auditors and considers the effect of those services on the auditors' independence, reviews with management and the independent auditors the results of the audit, reviews with management the adequacy of our internal accounting controls, and reviews with management and the independent auditors the auditors' report on internal accounting controls and other recommendations. Thomas A. Commes, William G. Bares, William E. Butler, Russell R. Gifford, and Edith Kelly-Green (commencing in August 2002) serve on the committee. The Audit Committee met three times during fiscal 2002.

     The CORPORATE GOVERNANCE COMMITTEE assists the Board in Applied's governance by reviewing and evaluating the chief executive officer's performance, Board governance matters, director compensation, compliance with laws, public policy matters, and other issues. In addition, beginning in fiscal 2002, the committee assumed the responsibilities of the former Director Nominating Committee, including reviewing and evaluating potential director nominees. William G. Bares, Thomas A. Commes, L. Thomas Hiltz, J. Michael Moore, and Dr. Jerry Sue Thornton serve on the committee. There are no procedures established for director nominee submissions by shareholders; the committee would, however, consider a qualified nominee submitted in writing by shareholders. The Corporate Governance Committee met three times, and the former Director Nominating Committee met once, during fiscal 2002.

     The EXECUTIVE ORGANIZATION & COMPENSATION COMMITTEE reviews and makes recommendations to the Board regarding both compensation of executives and planning for executive organization and succession. The committee also administers the 1997 Long-Term Performance Plan, including the Management Incentive Plan. L. Thomas Hiltz, Dr. Roger D. Blackwell, William E. Butler, Peter A. Dorsman (commencing in August 2002), Dr. Jerry Sue Thornton, and Stephen E. Yates serve on the committee. The Executive Organization & Compensation Committee met five times during fiscal 2002.

     The Board of Directors also has standing Executive and Futures Committees.

                        REPORT OF THE AUDIT COMMITTEE OF
                             THE BOARD OF DIRECTORS

     The Audit Committee is composed solely of independent directors, as defined in the New York Stock Exchange listing standards, and operates under a written charter, which was last amended by the Board in 2000.

     In performing its responsibilities relating to the audit of Applied's consolidated financial statements for fiscal 2002, the committee reviewed and discussed the financial statements with management and Applied's independent auditors, Deloitte & Touche LLP. The committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees."

     The independent auditors provided the letter and written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The committee discussed with Deloitte & Touche their independence and also considered whether their provision of non-audit services to Applied is compatible with maintaining their independence.

     Based on the reviews and discussions described above, the committee recommended to the Board of Directors that the audited financial statements be included in Applied's fiscal 2002 Annual Report on Form 10-K for filing with the SEC.

                                            AUDIT COMMITTEE

                                            Thomas A. Commes
                                            William G. Bares
                                            William E. Butler
                                            Russell R. Gifford

                       ITEM 2 -- RATIFICATION OF AUDITORS

     Deloitte & Touche LLP has served as our independent auditors for many years and has been appointed by the Board of Directors, upon the Audit Committee's recommendation and subject to shareholder ratification, to serve again in fiscal 2003. Applied has been advised by Deloitte & Touche that no partner of the firm has had any direct financial interest or any material indirect financial interest in Applied or its subsidiaries or any connection during the past three years with Applied or its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer, or employee.

     Aggregate fees billed to Applied for fiscal 2002 by Deloitte & Touche, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates, were as follow:

Audit fees:                                                   $346,000
Financial information systems design and implementation
  fees:                                                              0
All other fees:                                                381,165

     Unless otherwise indicated, the accompanying proxy will be voted in favor of ratifying the appointment of Deloitte & Touche. The affirmative vote of a majority of the shares represented at the meeting is sufficient to constitute ratification. If Deloitte & Touche withdraws or otherwise becomes unavailable for reasons not presently known, the persons named as proxies will vote for other independent auditors as they deem appropriate.

     One or more representatives of Deloitte & Touche are expected to be present at the meeting. They will have the opportunity to make a statement and will be available to respond to appropriate questions.

      ITEM 3 -- APPROVAL OF THE 1997 LONG-TERM PERFORMANCE PLAN TO QUALIFY
         CERTAIN AWARDS THEREUNDER AS "PERFORMANCE-BASED" COMPENSATION
               UNDER SECTION 162(M) OF THE INTERNAL REVENUE CODE

                    BACKGROUND AND REASONS FOR THE PROPOSAL

     At the Annual Meeting of Shareholders held in October 1997, Applied's shareholders approved for purposes of Section 162(m) under the Internal Revenue Code of 1986, as amended (the "Code"), the Applied Industrial Technologies, Inc. 1997 Long-Term Performance Plan (the "Plan"). Section 162(m) of the Code limits the amount of executive compensation a publicly held corporation may deduct as a business expense for federal income tax purposes. That compensation limit, which applies to the chief executive officer and the four other most highly compensated executive officers, is $1 million per individual per year, subject to certain exceptions, including compensation that qualifies as "performance-based" compensation under Section 162(m) of the Code. The regulations promulgated by the Internal Revenue Service under Section 162(m) set forth a number of requirements that must be satisfied in order for compensation paid under the Plan to qualify as "performance-based." One of these requirements is that shareholders approve the Plan at least once every five years. Applied has previously sought and received shareholder approval of the Plan. Applied is once again seeking shareholder approval of the Plan for the sole purpose of qualifying certain compensation awarded under the Plan as "performance-based" under Section 162(m) and, thereby, preserving for Applied the deductibility of compensation paid to executive officers. Applied is not otherwise seeking to amend the Plan.

                     SUMMARY OF MATERIAL TERMS OF THE PLAN

     The following summary is a brief description of the Plan. This summary is qualified in its entirety by reference to the Plan and is to be interpreted solely in accordance with the Plan, a copy of which is attached as an Appendix to this proxy statement.

GENERAL

     The Plan is designed to foster and promote the long-term growth and performance of Applied by (i) strengthening its ability to develop and retain an outstanding management team, (ii) motivating superior performance by means of long-term performance related incentives, and (iii) enabling key management employees and outside directors to participate in the long-term growth and financial success of Applied.

BENEFITS PAYABLE TO EXECUTIVE OFFICERS AND DIRECTORS

     The Plan has been in continuous effect since 1997. Awards granted under the Plan in any fiscal year are subject to the absolute discretion of the Committee, subject to the terms of the Plan. The Plan does not provide for automatic award grants and the amount and nature of awards granted can and do vary from year to year. The benefits payable under the Plan in the most recently completed fiscal year to certain executive officers are set forth in the Summary Compensation Table, the Option Grants Table, and the Long-Term Incentive Plan Table on pages 8 through 10. The benefits that will be received under the Plan by the executive officers named in the Summary Compensation Table or by all executive officers as a group, and by the non-employee directors, are not currently determinable.

ADMINISTRATION

     The Plan is administered by the Executive Organization & Compensation Committee (the "Committee") of the Board. The Committee has full and exclusive power and authority to interpret the Plan, to grant waivers of Plan restrictions, and to adopt rules, regulations, and guidelines for carrying out the Plan. In particular, the Committee has authority to (i) select eligible participants for awards under the Plan; (ii) determine the number and type of awards to be granted; (iii) determine the terms and conditions, consistent with the terms of the Plan, of any awards granted; (iv) adopt, alter, and repeal administrative rules, guidelines, and practices governing the Plan; (v) interpret the terms and provisions of the Plan and any awards granted; (vi) prescribe the form of any agreement or instrument executed in connection with any award; and (vii) otherwise supervise the administration of the Plan. All decisions made by the Committee are final and binding on all persons. The Committee may delegate any of its authority under the Plan to those persons it deems appropriate, provided that its delegation will not prevent the Plan from complying with SEC Rule 16b-3.

PARTICIPANTS

     All employees of Applied, or of any subsidiary or affiliate of Applied, who hold responsible managerial or professional positions and outside directors whose performance, in the judgment of the Committee, can contribute to Applied's continued growth and success are eligible to participate in the Plan. The selection of participants is within the sole discretion of the Committee. As of June 30, 2002, approximately 750 persons were eligible to receive awards under the Plan.

AWARDS

     Under the Plan, the Committee is authorized to grant awards in the form of stock, any form of stock option, stock appreciation rights, performance shares, restricted stock, other stock-based awards, or cash. Awards may be granted singly, in combination, or in tandem under the Plan.

PERFORMANCE AWARD CRITERIA

     The business criteria upon which performance goals may be established by the Committee at the time an award is granted may include one or more of the following: sales, costs and expenses, cash flow, pre-tax income, net income, operating profit and margin, earnings per share, retained earnings, return on equity, return on assets, return on investment, asset turnover, liquidity, capitalization, value created, stock price, total shareholder return, price measures, market share, sales to targeted customers, customer satisfaction, employee satisfaction, safety measures, quality measures, productivity, process improvement, educational and technical skills of employees, changes in one or more of the preceding, development of criteria for and programs related to hiring and promotion, creation and acquisition of new business units, development and implementation of business plans and programs relating to product lines or business units, integration of acquired businesses, development and implementation of employee training and development programs, implementation of tax and accounting elections, and development and implementation of communications and investor relations programs. All performance goals must be objective performance goals satisfying the requirements for "performance-based compensation" within the meaning of Section 162(m) of the Code. Performance goals may be based on the attainment of levels of performance of Applied and/or any of its affiliates under one or more of the measures described above relative to the performance of other businesses.

LIMITATIONS ON AWARDS

     The maximum number of shares of Applied Common Stock with respect to which options, stock appreciation rights, or stock awards may be granted to any individual in any calendar year may not exceed 300,000 shares. The maximum amount of any cash awards that may be granted to any individual in any calendar year may not exceed $2,000,000. Subject to these limitations and to the terms and conditions of the Plan, the aggregate number of shares of Applied Common Stock that may be awarded under the Plan in each fiscal year may not exceed (i) two percent (2%) of the total outstanding shares of Applied Common Stock as of the first day of such year for which the Plan is in effect plus (ii) the number of shares available for grant under the Plan in previous years that were available but not the subject of awards granted in such years. Shares issued by Applied through the assumption or substitution of outstanding grants from an acquired corporation or entity do not reduce the number of shares available for grants under the Plan. Shares subject to an option that is canceled (other than upon the exercise of a related stock appreciation right) or terminated without having been exercised, or any shares of restricted stock or performance shares that are forfeited, are also available for awards under the Plan.

CANCELLATION AND RESCISSION OF AWARDS

     Unless an award otherwise provides, the Committee may cancel any unexpired, unpaid, or deferred award at any time prior to any exercise, payment or delivery of the award (except in the event of an intervening change in control) or may rescind during the six months after exercise, payment or delivery of the award if (i) a participant renders services for any organization or engages directly or indirectly in any business which, in the judgment of the Chief Executive Officer of Applied or other senior officer designated by the Committee, is or becomes competitive with Applied, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of Applied or if the participant is not in compliance with all applicable provisions of the award and the Plan; (ii) a participant discloses to anyone outside of Applied, or uses in other than the Applied's business, any confidential information or material relating to the business, acquired by the participant either during or after employment with Applied; or (iii) if, upon exercise, payment or delivery pursuant to an award, the participant fails to certify on a form acceptable to the Committee that he or she is in compliance with the terms and conditions of the Plan.

STOCK OPTIONS

     Under the Plan, options to purchase shares of Applied Common Stock may be granted at an exercise price that is not less than the fair market value on the date of grant based upon the average of the high and low prices of Applied Common Stock on the New York Stock Exchange, as determined by the Committee. A stock option may be in the form of an incentive stock option that, in addition to being subject to applicable terms, conditions and limitations established by the Committee, complies with Section 422 of the Code. Section 422 of the Code provides that the aggregate fair market value (determined at the time the option is granted) of Applied Common Stock exercisable for the first time by a participant during any calendar year shall not exceed $100,000; that the exercise price shall be not less than 100% of fair market value on the date of the grant; and that such options shall be exercisable for a period of not more than ten years and may be granted no later than ten years after the effective date of this Plan.

FEDERAL INCOME TAX CONSEQUENCES

     The following summary discusses certain of the United States federal income tax consequences associated with stock options or awards granted under the Plan. This description of tax consequences is based on current federal tax laws and regulations and does not purport to be a complete description of the federal income tax consequences applicable to a participant under the Plan. Accordingly, each participant should consult with his or her own tax advisor regarding the federal, state, and local tax consequences of the grant of a stock option or award and any subsequent exercise.

     There are no federal income tax consequences associated with the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, the optionee generally must recognize ordinary compensation income (taxable at ordinary income rates) equal to the "spread" between the exercise price and the fair market value of the shares on the date of exercise. At the time of the sale of the shares acquired pursuant to the exercise of a nonqualified stock option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss), depending on how long the shares have been held.

     There will be no regular federal income tax liability upon the grant or exercise of an incentive stock option. However, the "spread" between the exercise price and the fair market value of the shares on the date of exercise will be treated as an adjustment to income for federal alternative minimum tax purposes and may subject the optionee to the alternative minimum tax in the year of exercise. Any gain realized on disposition of shares purchased upon exercise of an incentive stock option will be treated as long-term capital gain for federal income tax purposes if the shares are held for at least twelve months after the date of the issuance of the shares pursuant to the exercise of the incentive stock option and at least two years after the date of grant of the incentive stock option. If the shares are disposed of within twelve months after the date of issuance of the shares or within two years after the date of grant of the incentive stock option, the optionee will recognize ordinary compensation income (taxable at ordinary income rates) in the amount of the lesser of (i) the disposition price of the stock over the exercise price of the incentive stock option, or (ii) fair market value of such shares on the date of exercise over the exercise price of the option, plus capital gain to the extent, if any, that the disposition price exceeds the fair market value of such shares on the date of exercise. Generally, a recipient of a stock award consisting of a stock bonus will recognize ordinary income at grant equal to the fair market value of the shares at the time of grant. If, however, the shares are subject to a substantial risk of forfeiture, the fair market value of the shares will be subject to income tax upon the termination or such risk in the same manner as other compensation. Gain or loss from subsequent sales of shares will be treated as short-term or long-term capital gain or loss depending on the holding period for such shares, and taxed accordingly. A stock award consisting of a right to purchase restricted stock will not be subject to U.S. federal income taxation at grant. Instead, the recipient generally must recognize ordinary compensation income equal to the "spread" between the purchase price and the fair market value of the restricted stock on the date the stock is purchased. If, however, the shares are subject to a substantial risk of forfeiture, the recipient will recognize ordinary compensation on the date of termination of such risk equal to the difference between the purchase price and the fair market value of the stock on the date such risk terminates. Gains or losses from subsequent sales of such shares will be treated as short-term or long-term capital gains or losses depending on the holding period for such shares, and taxed accordingly. The exercise of any stock award under the Plan is conditioned on the optionee's paying or making adequate provision for any tax required by any governmental authority to be withheld and paid over by Applied to such governmental authority for the account of such person with respect to such options and the exercise thereof. To the extent compensation income is recognized by an optionee in connection with the exercise of a nonqualified stock option or a "disqualifying disposition" of stock obtained upon exercise of an incentive stock option, Applied generally would be entitled to a matching compensation deduction (assuming the requisite withholding requirements are satisfied).

CHANGE IN CONTROL

     In the event of a Change in Control (as defined in the Plan) of Applied, and except as the Board may expressly provide otherwise, (i) all stock options or stock appreciation rights then outstanding shall become fully exercisable as of the date of the Change in Control, whether or not then exercisable, (ii) all restrictions and conditions of all stock awards then outstanding shall be deemed satisfied as of the date of the Change in Control, and (iii) all cash awards shall be deemed to have been fully earned as of the date of the Change in Control.

     A complete copy of the Plan as previously approved by shareholders appears as an Appendix to this Proxy Statement.

                                 REQUIRED VOTE

     The affirmative vote of the holders of a majority of the shares of Applied Common Stock present and entitled to vote at the meeting is required to approve the amendment. The Board of Directors recommends that the shareholders vote FOR the amendment.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Applied's executive officers and directors, and persons who beneficially own more than 10% of Applied Common Stock, must file initial reports of ownership and reports of changes in ownership with the SEC and the New York Stock Exchange. Copies of the reports must be furnished to Applied.

     Based solely on a review of copies of forms furnished to us and written representations from Applied's executive officers and directors, we believe that during fiscal 2002 all filing requirements were complied with on a timely basis.

                 SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

     Proposals by shareholders for inclusion in our 2003 Annual Meeting Proxy Statement must be received by Applied's Secretary at One Applied Plaza, Cleveland, Ohio 44115, no later than May 19, 2003. Under Ohio law, only proposals included in the notice of meeting may be raised at a meeting of shareholders. If you wish to nominate a candidate for director or bring any other business from the floor of the 2003 annual meeting, you must notify the Secretary in writing by August 22, 2003.

                                 OTHER MATTERS

     The Board of Directors does not know of any other matters to be presented at the meeting. If any other matters requiring a shareholder vote arise, including the question of adjourning the meeting, the persons named in the accompanying proxy will vote your shares according to their judgment in the interests of Applied.

By order of the Board of Directors.

                                            FRED D. BAUER
                                            Secretary
Dated: September 16, 2002

APPENDIX - 1997 Long-Term Performance Plan

                                                                        APPENDIX

                     APPLIED INDUSTRIAL TECHNOLOGIES, INC.

                        1997 LONG-TERM PERFORMANCE PLAN

1. OBJECTIVES

     The Applied Industrial Technologies, Inc. 1997 Long-Term Performance Plan (the "Plan") is designed to foster and promote the long-term growth and performance of the Company by: (a) strengthening the Company's ability to develop and retain an outstanding management team, (b) motivating superior performance by means of long-term performance related incentives and (c) enabling key management employees and outside directors to participate in the long-term growth and financial success of the Company. These objectives will be promoted by awarding to such persons performance-based stock awards, restricted stock, stock options, stock appreciation rights and/or other performance or stock-based awards.

2. DEFINITIONS

     (a) "Award" -- The grant of stock or any form of stock option, stock appreciation right, performance share, restricted stock, other stock-based award or cash whether granted singly, in combination or in tandem, to a Plan Participant pursuant to such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

     (b) "Award Agreement" -- An agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to an Award.

     (c) "Board" -- The Board of Directors of the Company.

     (d) "Common Shares" or "shares" -- Authorized and issued or unissued shares of common stock without par value of the Company.

     (e) "Code" -- The Internal Revenue Code of 1986, as amended from time to time.

     (f) "Committee" -- The Executive Organization and Compensation Committee of the Company's Board, or such other committee of the Board that is designated by the Board to administer the Plan. The Committee shall be constituted so as to satisfy any applicable legal requirements including the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any similar rule which may subsequently be in effect ("Rule 16b-3"). The members shall be appointed by, and serve at the pleasure of, the Board and any vacancy on the Committee shall be filled by the Board.

     (g) "Company" -- Applied Industrial Technologies, Inc., an Ohio corporation, and its direct and indirect subsidiaries.

     (h) "Fair Market Value" -- The average of the high and low prices of Common Shares as reported on the composite tape for securities listed on the New York Stock Exchange for the date in question, provided that if no sales of Common Shares were made on said exchange on that date, the average of the high and low prices of Common Shares as reported on said composite tape for the preceding day on which sales of Common Shares were made on said exchange.

     (i) "Participant" -- Any employee of the Company, or other person whose selection the Committee determines to be in the best interests of the Company, to whom an Award has been made under the Plan.

     (j) "Section 162(m) Employee" -- Any employee with respect to which compensation paid is subject to the restrictions imposed by Section 162(m) of the Code, or any similar or successor restrictions.

3. ELIGIBILITY

     Persons eligible to be selected as Participants shall include employees of the Company who hold responsible managerial or professional positions and outside directors whose performance, in the judgment of the Committee, can contribute to the continued growth and success of the Company. The selection of Participants shall be within the sole discretion of the Committee. Grants may be made to the same Participant on more than one occasion.

4. COMMON SHARES AVAILABLE FOR AWARDS

     The aggregate number of Common Shares which may be awarded under the Plan in each fiscal year of the Company, subject to adjustment as provided in Section 15 hereof, shall be two percent (2%) of the total outstanding Common Shares as of the first day of such year for which the Plan is in effect; provided that such number shall be increased in any year by the number of Common Shares available for grant hereunder in previous years but not the subject of Awards granted hereunder in such year; and provided further, that no more than two hundred thousand (200,000) Common Shares shall be cumulatively available for the grant of incentive stock options under the Plan and that no more than three hundred thousand (300,000) Common Shares will be available for the grant of Stock Options, Stock Appreciation Rights, and Stock Awards to any individual Participant in any one calendar year. In addition, any Common Shares issued by the Company through the assumption or substitution of outstanding grants from an acquired corporation or entity shall not reduce the Common Shares available for grants under the Plan. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     From time to time, the Board and appropriate officers of the Company shall take whatever actions are necessary to file required documents with governmental authorities and stock exchanges to make Common Shares available for issuance pursuant to Awards. Any Common Shares subject to an Option which for any reason is canceled (excluding shares subject to an Option canceled upon the exercise of a related stock appreciation right ("SAR") to the extent shares are issued upon exercise of such SAR) or terminated without having been exercised, or any shares of Restricted Stock or Performance Shares which are forfeited, shall again be available for Awards under the Plan. No fractional shares shall be issued, and the Committee shall determine the manner in which fractional share value shall be treated.

5. ADMINISTRATION

     The Plan shall be administered by the Committee which shall have full and exclusive power and authority to interpret the Plan, to grant waivers of Plan restrictions and to adopt such rules, regulations and guidelines for carrying out the Plan as it may deem necessary or proper, all of which powers shall be executed in the best interests of the Company and in keeping with the objectives of the Plan. In particular, the Committee shall have the authority to: (i) select eligible Participants as recipients of Awards; (ii) determine the number and type of Awards to be granted; (iii) determine the terms and conditions, not inconsistent with the terms hereof, of any Award granted; (iv) adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; (v) interpret the terms and provisions of the Plan and any Award granted; (vi) prescribe the form of any agreement or instrument executed in connection with any Award; and (vii) otherwise supervise the administration of the Plan. In addition, the Board shall have authority, without amending the Plan, to grant Awards hereunder to Participants who are foreign nationals or employed outside the United States or both, on terms and conditions different from those specified herein as may in the sole judgment and discretion of the Board, be necessary or desirable to further the purpose of the Plan. All decisions made by the Committee pursuant to the provisions hereof shall be made in the Committee's sole discretion and shall be final and binding on all persons.

6. DELEGATION OF AUTHORITY

     The Committee may to the extent that any such action will not prevent the Plan from complying with Rule 16b-3, delegate any of its authority hereunder to such persons as it deems appropriate.

7. AWARDS

     The Committee shall determine the type or types of Award(s) to be made to each Participant and shall set forth in the related Award Agreement the terms, conditions and limitations applicable to each Award. Awards may include but are not limited to those listed in this Section 7. Awards may be granted singly, in combination or in tandem or in exchange for a previously granted Award; provided that the exercise price for stock options shall not be less than the Fair Market Value on the date of grant of the new Award. Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under any other employee plan of the Company, including the plan of any acquired entity.

     (a) Stock Option -- A grant of a right to purchase a specified number of Common Shares during a specified period and at a specified price not less than the Fair Market Value on the date of grant, as determined by the Committee. A stock option may be in the form of an incentive stock option ("ISO") which, in addition to being subject to applicable terms, conditions and limitations established by the Committee, complies with Section 422 of the Code which, among other limitations, currently provides that the aggregate Fair Market Value (determined at the time the option is granted) of Common Shares exercisable for the first time by a Participant during any calendar year shall not exceed $100,000 (or such other limit as may be required by the Code); that the exercise price shall be not less than 100% of Fair Market Value on the date of the grant; that such options shall be exercisable for a period of not more than ten years and may be granted no later than ten years after the effective date of this Plan.

     (b) Stock Appreciation Right or SAR -- A right to receive a payment, in cash and/or Common Shares, equal to the excess of the Fair Market Value or other specified valuation of a specified number of Common Shares on the date the SAR is exercised over the Fair Market Value or other specified valuation on the date of grant of the SAR as set forth in the applicable Award Agreement, except that where the SAR is granted in tandem with a stock option, the grant and exercise valuations must be no less than Fair Market Value.

     (c) Stock Award -- An Award made in Common Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Common Shares. All or part of any stock award may be subject to conditions established by the Committee, and set forth in the Award Agreement.

     (d) Cash Award -- An Award denominated in cash with the eventual payment amount subject to future service and such other restrictions and conditions as may be established by the Committee, and as set forth in the Award Agreement. The maximum amount of any Cash Award payable to any Participant in any one calendar year shall be two million dollars ($2,000,000).

     (e)(1) With respect to grants of Awards to any Section 162(m) Employee, the Stock Awards and Cash Awards made pursuant to paragraphs (c) and (d) shall be based on the satisfaction of performance goals established by the Committee at the time an Award is granted, which goals shall include one or more of the following: sales, costs and expenses, cash flow, pre-tax income, net income, operating profit and margin, earnings per share, retained earnings, return on equity, return on assets, return on investment, asset turnover, liquidity, capitalization, value created, stock price, total shareholder return, price measures, market share, sales to targeted customers, customer satisfaction, employee satisfaction, safety measures, quality measures, productivity, process improvement, educational and technical skills of employees, changes in one or more of the preceding, development of criteria for and programs related to hiring and promotion, creation and acquisition of new business units, development and implementation of business plans and programs relating to product lines or business units, integration of acquired businesses, development and implementation of employee training and development programs, implementation of tax and accounting elections, and development and implementation of communications and investor relations programs; provided however, that all performance goals shall be objective performance goals satisfying the requirements for "performance-based compensation" within the meaning of Section 162(m)(4) of the Code. Such performance goals may also be based on the attainment of levels of performance of the Company and/or any of its affiliates under one or more of the measures described above relative to the performance of other businesses.

     (2) With respect to grants of Awards to any Participant who is not a
Section 162(m) Employee, the Awards may be based on any of the goals described in paragraph (1) and on such other conditions as may be established by the Committee.

8. PAYMENT OF AWARDS

     Payment of Awards may be made in the form of cash, Common Shares or combinations thereof and may include such restrictions as the Committee shall determine, including in the case of Common Shares, restrictions on transfer and forfeiture provisions. When transfer of shares is so restricted or subject to forfeiture provisions, such shares are referred to as "Restricted Stock." Further, with Committee approval, payments may be deferred, either in the form of installments or a future lump sum payment. The Committee may permit selected Participants to elect to defer payments of some or all types of Awards in accordance with procedures established by the Committee to assure that such deferrals comply with applicable requirements of the Code including, at the choice of Participants, the capability to make further deferrals for payment after retirement. Any deferred payment, whether elected by the Participant or specified by the Award Agreement or by the Committee, may require the payment to be forfeited in accordance with the provisions of Section 13 of the Plan. Dividends or dividend equivalent rights may be extended to and made part of any Award denominated in shares or units of shares, subject to such terms, conditions and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payments denominated in shares or units of shares. At the discretion of the Committee, a Participant may be offered an election to substitute an Award for another Award or Awards of the same or different type; provided that Awards may not be made to substitute for previously granted stock options having higher exercise prices.

9. STOCK OPTION EXERCISE

     The price at which shares may be purchased under a stock option shall be paid in full at the time of the exercise in cash or, if permitted by the Committee, by means of tendering Common Shares or surrendering another Award, including Restricted Stock, valued at Fair Market Value on the date of exercise, or by any other means which the Committee determines to be consistent with the Plan's objectives and applicable law and regulations. The Committee shall determine acceptable methods for tendering Common Shares or other Awards and may impose such conditions on the use of Common Shares or other Awards to exercise a stock option as it deems appropriate. In the event shares of Restricted Stock are tendered as consideration for the exercise of a stock option, a number of the shares issued upon the exercise of the stock option, equal to the number of shares of Restricted Stock used as consideration therefor, shall be subject to the same restrictions as the Restricted Stock so submitted plus any additional restrictions that may be imposed by the Committee.

10. TAX WITHHOLDING

     The Company shall have the authority to withhold, or to require a Participant to remit to the Company, prior to issuance or delivery of any shares or cash hereunder, an amount sufficient to satisfy federal, state and local tax withholding requirements associated with any Award. In addition, the Company may, in its sole discretion, permit a Participant to satisfy any tax withholding requirements, in whole or in part, by (i) delivering to the Company shares of common stock held by such Participant having a Fair Market Value equal to the amount of the tax or
(ii) directing the Company to retain Common Shares otherwise issuable to the Participant under the Plan. If Common Shares are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.

11. AMENDMENT, MODIFICATION, SUSPENSION OR DISCONTINUANCE OF THIS PLAN

     The Board may amend, modify, suspend or terminate the Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law. Subject to changes in law or other legal requirements which would permit otherwise, the Plan may not be amended without consent of the holders of the majority of the Common Shares then outstanding, to (i) increase the aggregate number of Common Shares that may be issued under the Plan (except for adjustments pursuant to the Plan), (ii) materially modify the requirements as to eligibility for participation in the Plan, or (iii) withdraw administration of the Plan from the Committee.

     The Board may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without his consent and no such amendment shall have the effect, with respect to any Section 162(m) Employee, of increasing the amount of any Award from the amount that would otherwise be payable pursuant to the formula and/or goals previously established for such Participant. The Board may also make Awards hereunder in replacement of, or as alternatives to, Awards previously granted to Participants, except for previously granted options having higher exercise prices, but including without limitation grants or rights under any other plan of the Company or of any acquired entity.

12. TERMINATION OF EMPLOYMENT

     If the employment of a Participant terminates for any reason, all unexercised, deferred and unpaid Awards shall be exercisable or paid in accordance with the applicable Award Agreement, which may provide that the Committee may authorize, as it deems appropriate, the acceleration and/or continuation of all or any part of Awards granted prior to such termination.

13. CANCELLATION AND RESCISSION OF AWARDS

     Unless the Award Agreement specifies otherwise, the Committee may cancel any unexpired, unpaid, or deferred Awards at any time if the Participant is not in compliance with all other applicable provisions of the Award Agreement, the Plan and with the following conditions:

          (a) A Participant shall not render services for any organization or engage directly or indirectly in any business which, in the judgment of the Chief Executive Officer of the Company or other senior officer designated by the Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. For Participants whose employment has terminated, the judgment of the Chief Executive Officer shall be based on the Participant's position and responsibilities while employed by the Company, the Participant's post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company's customers, suppliers and competitors of the Participant's assuming the post-employment position, and such other considerations as are deemed relevant given the applicable facts and circumstances. A Participant who has retired shall be free, however, to purchase as an investment or otherwise, stock or other securities of such organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to the Participant or a greater than one percent (1%) equity interest in the organization or business.

          (b) A Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company, or use in other than the Company's business, any confidential information or material relating to the business of the Company, acquired by the Participant either during or after employment with the Company.

          (c) Upon exercise, payment or delivery pursuant to an Award, the Participant shall certify on a form acceptable to the Committee that he or she is in compliance with the terms and conditions of the Plan. Failure to comply with the provisions of paragraph (a), (b) or (c) of this Section 13 prior to, or during the six months after, any exercise, payment or delivery pursuant to an Award (except in the event of an intervening Change in Control as defined below) shall cause such exercise, payment or delivery to be rescinded. The Company shall notify the Participant in writing of any such rescission within two years after such exercise, payment or delivery. Within ten days after receiving such a notice from the Company, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery pursuant to an Award. Such payment shall be made either in cash or by returning to the Company the number of Common Shares that the Participant received in connection with the rescinded exercise, payment or delivery.

14. NONASSIGNABILITY

     Except as may be otherwise provided in the relevant Award Agreement, no Award or any benefit under the Plan shall be assignable or transferable, or payable to or exercisable by, anyone other than the Participant to whom it was granted.

15. ADJUSTMENTS; WAIVER OF RESTRICTIONS

     (a) In the event of any change in capitalization of the Company by reason of a stock split, stock dividend, combination, reclassification of shares, recapitalization, merger, consolidation, exchange of shares, spin-off, spin-out or other distribution of assets to shareholders, or similar event, the Committee may adjust proportionally (i) the Common Shares (1) reserved under the Plan, (2) available for ISOs and (3) covered by outstanding Awards denominated in stock or units of stock; (ii) the stock prices related to outstanding Awards; and (iii) the appropriate Fair Market Value and other price determinations for such Awards. In the event of any other change affecting the Common Shares or any distribution (other than normal cash dividends) to holders of capital stock, such adjustments as may be deemed equitable by the Committee, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee shall be authorized to issue or assume stock options, whether or not in a transaction to which Section 424 of the Code applies, by means of substitution of new options for previously issued options or an assumption of previously issued options.

     (b) The Board may, in its sole discretion, based on such factors as the Board may deem appropriate, waive in whole or in part, any remaining restrictions or vesting requirements in connection with any Award hereunder.

16. CHANGE IN CONTROL

     (a) In the event of a Change in Control (as defined below) of the Company, and except as the Board may expressly provide otherwise, (i) all Stock Options or Stock Appreciation Rights then outstanding shall become fully exercisable as of the date of the Change in Control, whether or not then exercisable, (ii) all restrictions and conditions of all Stock Awards then outstanding shall be deemed satisfied as of the date of the Change in Control, and (iii) all Cash Awards shall be deemed to have been fully earned as of the date of the Change in Control.

     (b) A "Change in Control" of the Company shall have occurred when any of the following events shall occur:

          (i) The Company is merged, consolidated or reorganized into or with another corporation or other legal person, and immediately after such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of Voting Stock (as that term is hereafter defined) of the Company immediately prior to such transaction;

          (ii) The Company sells all or substantially all of its assets to any other corporation or other legal person, and less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale are held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale;

          (iii) There is a report filed or required to be filed on Schedule 13D on Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act, disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing 20% or more of the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors of the Company ("Voting Stock");

          (iv) The Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or

          (v) If during any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof, provided, however, that for purposes of this clause (v), each director who is first elected, or first nominated for election by the Company's stockholders by a vote of at least two-thirds of the directors of the Company (or a committee thereof) then still in office who were directors of the Company at the beginning of any such period will be deemed to have been a director of the Company at the beginning of such period.

     Notwithstanding the foregoing provisions of Section 16(b)(iii) or (iv) hereof, unless otherwise determined in a specific case by majority vote of the Board, a "Change in Control" shall not be deemed to have occurred for purposes of the Plan solely because (i) the Company, (ii) an entity in which the Company directly or indirectly beneficially owns 50% or more of the voting securities or interest, or (iii) any Company-sponsored employee stock ownership plan or any other employee benefit plan of the Company, either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D,
Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act, disclosing beneficial ownership by it of shares of Voting Stock, whether in excess of 20% or otherwise, or because the Company reports that a change in control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership.

17. NOTICE

     Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Chief Financial Officer or to the Chief Executive Officer of the Company, and shall become effective when it is received by the office of the Chief Financial Officer or the Chief Executive Officer.

18. UNFUNDED PLAN

     Insofar as it provides for Awards of cash and Common Shares, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Shares or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Shares or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Company nor the Board nor the Committee be deemed to be a trustee of any cash, Common Shares or rights thereto to be granted under the Plan. Any liability of the Company to any Participant with respect to a grant of cash, Common Shares or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and any Award Agreement; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

19. GOVERNING LAW

     The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by the law of the State of Ohio and construed accordingly.

20. RIGHTS OF EMPLOYEES

     Nothing in the Plan shall interfere with or limit in any way the right of the Company or any subsidiary to terminate any Participant's employment at any time, nor confer upon any Participant any right to continued employment with the Company or any subsidiary.

21. STATUS OF AWARDS

     Awards hereunder shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company and shall not affect any benefits under any other benefit plan now or hereafter in effect under which the availability or amount of benefits is related to the level of compensation.

22. EFFECTIVE AND TERMINATION DATES

     The Plan shall become effective on the date it is approved by the holders of a majority of the Common Shares then outstanding. The Plan shall continue in effect until terminated by the Board pursuant to Section 11.

-------------------------------------------------------------------------------
PROXY - APPLIED INDUSTRIAL TECHNOLOGIES, INC.
-------------------------------------------------------------------------------

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints David L. Pugh, Bill L. Purser, and John R. Whitten, and each of them, as Proxies, with full power of substitution, to attend the Annual Meeting of Shareholders of Applied Industrial Technologies, Inc., on October 22, 2002, and any adjournments, and to represent and vote the shares which the undersigned is entitled to vote on the following matters as directed on the reverse side:

(The Board of Directors recommends a vote FOR Items 1, 2, and 3)

1. Election of Directors of Class III (for a term of 3 years). The nominees are William E. Butler, Russell R. Gifford, L. Thomas Hiltz, and David L. Pugh.

2. Ratification of the appointment of Deloitte & Touche LLP as independent auditors for the current fiscal year.

3. Approval of the 1997 Long-Term Performance Plan.

4. In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting.

WHEN PROPERLY EXECUTED, THESE INSTRUCTIONS WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE OF THIS CARD; IF YOU DO NOT PROVIDE DIRECTION, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, AND 3.

                             YOUR VOTE IS IMPORTANT!
           PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
               USING THE ENCLOSED ENVELOPE OR VOTE BY TELEPHONE OR
                  INTERNET PURSUANT TO THE INSTRUCTIONS BELOW.

                                                               SEE REVERSE SIDE


INTERNET AND TELEPHONE VOTING INSTRUCTIONS

YOU CAN VOTE YOUR SHARES BY TELEPHONE OR INTERNET
QUICK - EASY - IMMEDIATE - AVAILABLE 24 HOURS A DAY - 7 DAYS A WEEK

We encourage you to take advantage of the new and convenient ways to vote your shares. If voting by proxy, this year you may vote by mail, or choose one of the two methods described below. Your telephone or Internet vote has the same effect as if you marked, signed, and returned your proxy card. Votes by telephone or the Internet must be received by Sunday, October 20, 2002. To vote by telephone or the Internet, read the accompanying proxy statement and then follow these easy steps:

---------------------------------------     -----------------------------------
TO VOTE BY PHONE                            TO VOTE BY INTERNET
---------------------------------------     -----------------------------------

- Call toll free 1-800-811-1549 in          - Go to the following web site:
  the United States or Canada any             WWW.COMPUTERSHARE.COM/US/PROXY
  time on a touch tone telephone.
  There is NO CHARGE to you for the call.   - Enter the information requested
                                              on your computer screen,
                                              including your HOLDER ACCOUNT
- Enter the HOLDER ACCOUNT NUMBER and         NUMBER and your PROXY ACCESS
  PROXY ACCESS NUMBER located below.          NUMBER located below.

                                            - Follow the simple instructions
- Follow the simple recorded instructions.    on the screen.

Option 1: To vote as the Board of Directors recommends on ALL proposals: Press 1.

When asked, please confirm your vote by pressing 1.

Option 2: If you choose to vote on EACH proposal separately, press 0 and follow the simple recorded instructions.

HOLDER ACCOUNT NUMBER   PROXY ACCESS NUMBER

If you vote by telephone or the Internet, DO NOT mail back this proxy card.

THANK YOU FOR VOTING!

                 008N3D

[LOGO] APPLIED
       Industrial Technologies(R)
       __________________________
       Value Through Innovation


                                     CONTROL NUMBER
                                                                      +
                                     000000  0000000000  0  0000

        [BAR CODE]                   000000000.000 ext
                                     000000000.000 ext
                                     000000000.000 ext
                                     000000000.000 ext
                                     000000000.000 ext
                                     000000000.000 ext
          MR A SAMPLE                000000000.000 ext
          DESIGNATION (IF ANY)
          ADD 1
          ADD 2
          ADD 3                      C 1234567890     JNT
          ADD 4
          ADD 5
          ADD 6                      [BAR CODE]

  Use a BLACK pen. Mark with                 Mark this box with an X if you have
  an X inside the grey areas   [ ]       [ ] made changes to your name or
  as shown in this example.                  address details above.

--------------------------------------------------------------------------------
 ANNUAL MEETING PROXY CARD
--------------------------------------------------------------------------------

  A ELECTION OF DIRECTORS          PLEASE REFER TO THE REVERSE SIDE FOR INTERNET
                                   AND TELEPHONE VOTING INSTRUCTIONS.

   1. The Board of Directors recommends a vote FOR the listed nominees.

                                  FOR  WITHHOLD
   01 - William E. Butler        /  /     /  /

   02 - Russell R. Gifford       /  /     /  /

   03 - L. Thomas Hiltz          /  /     /  /

   04 - David L. Pugh            /  /     /  /

  B ISSUES

   The Board of Directors recommends a vote FOR the following proposals.

                                                          FOR   AGAINST  ABSTAIN
   2. Ratification of appointment of independent auditors./ /     / /      / /

   3. Approval of 1997 Long-Term Performance Plan.        / /     / /      / /

  C AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
    INSTRUCTIONS TO BE EXECUTED.

Note: Please sign exactly as name appears on this card. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title.


Signature 1 - Please keep signature within the box

__________________________________________________

Signature 2 - Please keep signature within the box

__________________________________________________

Date (mm/dd/yyyy)

      /          / 2 0 0 2
__________________________


                     1 U P X    H H H    P P P P    0011141                +


001CD40001            008N2C

--------------------------------------------------------------------------------
PROXY - APPLIED INDUSTRIAL TECHNOLOGIES, INC.
--------------------------------------------------------------------------------

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints David L. Pugh, Bill L. Purser, and John R. Whitten, and each of them, as Proxies, with full power of substitution, to attend the Annual Meeting of Shareholders of Applied Industrial Technologies, Inc., on October 22, 2002, and any adjournments, and to represent and vote the shares which the undersigned is entitled to vote on the following matters as directed on the reverse side:

(The Board of Directors recommends a vote FOR Items 1, 2, and 3)

1. Election of Directors of Class III (for a term of 3 years). The nominees are William E. Butler, Russell R. Gifford, L. Thomas Hiltz, and
   David L. Pugh.

2. Ratification of the appointment of Deloitte & Touche LLP as independent auditors for the current fiscal year.

3. Approval of the 1997 Long-Term Performance Plan.

4. In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting.

WHEN PROPERLY EXECUTED, THESE INSTRUCTIONS WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE OF THIS CARD; IF YOU DO NOT PROVIDE DIRECTION, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, AND 3.

                             YOUR VOTE IS IMPORTANT!
        PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING
                             THE ENCLOSED ENVELOPE.

                                                                SEE REVERSE SIDE

008N5C

[LOGO] APPLIED
       Industrial Technologies(R)
       __________________________
       Value Through Innovation



                                                                      +
          [BAR CODE]                 000000  0000000000  0  0000

                                     000000000.000 ext
                                     000000000.000 ext
                                     000000000.000 ext
                                     000000000.000 ext
                                     000000000.000 ext
                                     000000000.000 ext
          MR A SAMPLE                000000000.000 ext
          DESIGNATION (IF ANY)
          ADD 1
          ADD 2                      HOLDER ACCOUNT NUMBER
          ADD 3                      C 1234567890     JNT
          ADD 4
          ADD 5
          ADD 6                      [BAR CODE]

  Use a BLACK pen. Mark with                 Mark this box with an X if you have
  an X inside the grey areas   [ ]       [ ] made changes to your name or
  as shown in this example.                  address details above.

--------------------------------------------------------------------------------
 ANNUAL MEETING PROXY CARD
--------------------------------------------------------------------------------

  A ELECTION OF DIRECTORS


   1. The Board of Directors recommends a vote FOR the listed nominees.

                                  FOR  WITHHOLD
   01 - William E. Butler        /  /     /  /

   02 - Russell R. Gifford       /  /     /  /

   03 - L. Thomas Hiltz          /  /     /  /

   04 - David L. Pugh            /  /     /  /

  B ISSUES

   The Board of Directors recommends a vote FOR the following proposals.

                                                          FOR   AGAINST  ABSTAIN
   2. Ratification of appointment of independent auditors./ /     / /      / /

   3. Approval of 1997 Long-Term Performance Plan.        / /     / /      / /

  C AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
    INSTRUCTIONS TO BE EXECUTED.

Note: Please sign exactly as name appears on this card. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title.


Signature 1 - Please keep signature within the box

__________________________________________________

Signature 2 - Please keep signature within the box

__________________________________________________

Date (mm/dd/yyyy)

      /          / 2 0 0 2
__________________________


                     1 U P X    H H H    P P P P    0011144                +


001CD40001            008N4C

--------------------------------------------------------------------------------
CONFIDENTIAL VOTING INSTRUCTIONS - APPLIED INDUSTRIAL TECHNOLOGIES, INC.
--------------------------------------------------------------------------------

TO: KEY TRUST COMPANY OF OHIO, N.A., TRUSTEE (THE "TRUSTEE") FOR
APPLIED INDUSTRIAL TECHNOLOGIES, INC. RETIREMENT SAVINGS PLAN (THE "PLAN")

I, the undersigned, as a Participant in the Plan, instruct the Trustee to vote (in person or by proxy) all shares of Common Stock of Applied Industrial Technologies, Inc. allocated to my account and any shares not otherwise directed under the Plan on the record date for the Annual Meeting of Shareholders to be held on October 22, 2002.

(The Board of Directors recommends a vote FOR Items 1, 2, and 3)

1. Election of Directors of Class III (for a term of 3 years). The nominees are William E. Butler, Russell R. Gifford, L. Thomas Hiltz, and David L. Pugh.

2. Ratification of the appointment of Deloitte & Touche LLP as independent auditors for the current fiscal year.

3. Approval of the 1997 Long-Term Performance Plan.

4. In its discretion, the Trustee is authorized to vote on such other business as may properly come before the meeting.

WHEN PROPERLY EXECUTED, THESE INSTRUCTIONS WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE OF THIS CARD; IF YOU DO NOT PROVIDE DIRECTION, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, AND 3.

                             YOUR VOTE IS IMPORTANT!
             PLEASE VOTE, SIGN, DATE AND RETURN THIS CARD PROMPTLY
              USING THE ENCLOSED ENVELOPE OR VOTE BY TELEPHONE OR
                  INTERNET PURSUANT TO THE INSTRUCTIONS BELOW.

                                                                SEE REVERSE SIDE
INTERNET AND TELEPHONE VOTING INSTRUCTIONS

YOU CAN VOTE YOUR SHARES BY TELEPHONE OR INTERNET
QUICK - EASY - IMMEDIATE - AVAILABLE 24 HOURS A DAY - 7 DAYS A WEEK

We encourage you to take advantage of the new and convenient ways to vote your shares. If voting by proxy, this year you may vote by mail, or choose one of the two methods described below. Your telephone or Internet vote has the same effect as if you marked, signed, and returned your voting instructions card. Votes by telephone or the Internet must be received by Sunday, October 20, 2002. To vote by telephone or the Internet, read the accompanying proxy statement and then follow these easy steps:

----------------------------------         -------------------------------------
TO VOTE BY PHONE                           TO VOTE BY INTERNET
----------------------------------         -------------------------------------

- Call toll free 1-800-816-8897 in         - Go to the following web site:
  the United States or Canada any            WWW.COMPUTERSHARE.COM/US/PROXY
  time on a touch tone telephone.
  There is NO CHARGE to you for the call.  - Enter the information requested on your computer screen,
- Enter the HOLDER ACCOUNT NUMBER            including HOLDER ACCOUNT
  and PROXY ACCESS NUMBER                    NUMBER and your PROXY ACCESS
  located below.                             NUMBER located below.

- Follow the simple recorded instructions. - Follow the simple instructions on the screen.

Option 1: To vote as the Board of Directors recommends on ALL proposals: Press 1.

When asked, please confirm your vote by pressing 1.

Option 2: If you choose to vote on EACH proposal separately, press 0 and follow the simple recorded instructions.

HOLDER ACCOUNT NUMBER              PROXY ACCESS NUMBER

If you vote by telephone or the Internet, DO NOT mail back this proxy card.

THANK YOU FOR VOTING!

                 008N9E

[LOGO] APPLIED
       Industrial Technologies(R)
       __________________________
       Value Through Innovation


                                     CONTROL NUMBER
                                                                      +
         [BAR CODE]                  000000  0000000000  0  0000

                                     000000000.000 ext
                                     000000000.000 ext
                                     000000000.000 ext
                                     000000000.000 ext
                                     000000000.000 ext
                                     000000000.000 ext
          MR A SAMPLE                000000000.000 ext
          DESIGNATION (IF ANY)
          ADD 1
          ADD 2
          ADD 3                      C 1234567890     JNT
          ADD 4
          ADD 5
          ADD 6                      [BAR CODE]

  Use a BLACK pen. Mark with                 Mark this box with an X if you have
  an X inside the grey areas   [ ]       [ ] made changes to your name or
  as shown in this example.                  address details above.

--------------------------------------------------------------------------------
 ANNUAL MEETING PROXY CARD - RETIREMENT SAVINGS PLAN
--------------------------------------------------------------------------------

  A ELECTION OF DIRECTORS          PLEASE REFER TO THE REVERSE SIDE FOR INTERNET
                                   AND TELEPHONE VOTING INSTRUCTIONS.

   1. The Board of Directors recommends a vote FOR the listed nominees.

                                  FOR  WITHHOLD
   01 - William E. Butler        /  /     /  /

   02 - Russell R. Gifford       /  /     /  /

   03 - L. Thomas Hiltz          /  /     /  /

   04 - David L. Pugh            /  /     /  /

  B ISSUES

   The Board of Directors recommends a vote FOR the following proposals.

                                                          FOR   AGAINST  ABSTAIN
   2. Ratification of appointment of independent auditors./ /     / /      / /

   3. Approval of 1997 Long-Term Performance Plan.        / /     / /      / /

  C AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
    INSTRUCTIONS TO BE EXECUTED.

Note: Please sign exactly as name appears on this card. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title.


Signature 1 - Please keep signature within the box

__________________________________________________

Signature 2 - Please keep signature within the box

__________________________________________________

Date (mm/dd/yyyy)

      /          / 2 0 0 2
__________________________


                     1 U P X    H H H    P P P P    0011142                +


001CD40001            008N6C

-------------------------------------------------------------------------------
CONFIDENTIAL VOTING INSTRUCTIONS - APPLIED INDUSTRIAL TECHNOLOGIES, INC.
-------------------------------------------------------------------------------

TO: KEY TRUST COMPANY OF OHIO, N.A., TRUSTEE (THE "TRUSTEE") FOR
APPLIED INDUSTRIAL TECHNOLOGIES, INC. SUPPLEMENTAL DEFINED CONTRIBUTION PLAN (THE "PLAN")

I, the undersigned, as a Participant in the Plan, instruct the Trustee to vote (in person or by proxy) all shares of Common Stock of Applied Industrial Technologies, Inc. allocated to my account under the Plan on the record date for the Annual Meeting of Shareholders to be held on October 22, 2002.

(The Board of Directors recommends a vote FOR Items 1, 2, and 3)

1. Election of Directors of Class III (for a term of 3 years). The nominees are William E. Butler, Russell R. Gifford, L. Thomas Hiltz, and David L. Pugh.

2. Ratification of the appointment of Deloitte & Touche LLP as independent auditors for the current fiscal year.

3. Approval of the 1997 Long-Term Performance Plan.

4. In its discretion, the Trustee is authorized to vote on such other business as may properly come before the meeting.

WHEN PROPERLY EXECUTED, THESE INSTRUCTIONS WILL BE VOTED IN THE MANNER
DIRECTED ON THE REVERSE SIDE OF THIS CARD; IF YOU DO NOT PROVIDE DIRECTION, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, AND 3.

                             YOUR VOTE IS IMPORTANT!
  PLEASE VOTE, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE OR VOTE BY TELEPHONE OR INTERNET PURSUANT TO THE INSTRUCTIONS BELOW.

                                                               SEE REVERSE SIDE


INTERNET AND TELEPHONE VOTING INSTRUCTIONS

YOU CAN VOTE YOUR SHARES BY TELEPHONE OR INTERNET
QUICK - EASY - IMMEDIATE - AVAILABLE 24 HOURS A DAY - 7 DAYS A WEEK

We encourage you to take advantage of the new and convenient ways to vote your shares. If voting by proxy, this year you may vote by mail, or choose one of the two methods described below. Your telephone or Internet vote has the same effect as if you marked, signed, and returned your voting instructions card. Votes by telephone or the Internet must be received by Sunday, October 20, 2002. To vote by telephone or the Internet, read the accompanying proxy statement and then follow these easy steps:

---------------------------------------     -----------------------------------
TO VOTE BY PHONE                            TO VOTE BY INTERNET
---------------------------------------     -----------------------------------

- Call toll free 1-800-811-1531 in          - Go to the following web site:
  the United States or Canada any             WWW.COMPUTERSHARE.COM/US/PROXY
  time on a touch tone telephone.
  There is NO CHARGE to you for the call.   - Enter the information requested
                                              on your computer screen,
                                              including your HOLDER ACCOUNT
- Enter the HOLDER ACCOUNT NUMBER and         NUMBER and your PROXY ACCESS
  PROXY ACCESS NUMBER located below.          NUMBER located below.

                                            - Follow the simple instructions
- Follow the simple recorded instructions.    on the screen.

Option 1:  To vote as the Board of Directors
           recommends on ALL proposals: Press 1.

 When asked, please confirm your vote by pressing 1.

Option 2:  If you choose to vote on EACH proposal
           separately, press 0 and follow the simple recorded instructions.

HOLDER ACCOUNT NUMBER            PROXY ACCESS NUMBER

If you vote by telephone or the Internet, DO NOT mail back this proxy card.

THANK YOU FOR VOTING!

                 008N8E

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[LOGO] APPLIED
       Industrial Technologies(R)
       __________________________
       Value Through Innovation


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  Use a BLACK pen. Mark with                 Mark this box with an X if you have
  an X inside the grey areas   [ ]       [ ] made changes to your name or
  as shown in this example.                  address details above.

--------------------------------------------------------------------------------
 ANNUAL MEETING PROXY CARD - SUPPLEMENTAL DEFINED CONTRIBUTION PLAN
--------------------------------------------------------------------------------

  A ELECTION OF DIRECTORS          PLEASE REFER TO THE REVERSE SIDE FOR INTERNET
                                   AND TELEPHONE VOTING INSTRUCTIONS.

   1. The Board of Directors recommends a vote FOR the listed nominees.

                                  FOR  WITHHOLD
   01 - William E. Butler        /  /     /  /

   02 - Russell R. Gifford       /  /     /  /

   03 - L. Thomas Hiltz          /  /     /  /

   04 - David L. Pugh            /  /     /  /

  B ISSUES

   The Board of Directors recommends a vote FOR the following proposals.

                                                          FOR   AGAINST  ABSTAIN
   2. Ratification of appointment of independent auditors./ /     / /      / /

   3. Approval of 1997 Long-Term Performance Plan.        / /     / /      / /

  C AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
    INSTRUCTIONS TO BE EXECUTED.

Note: Please sign exactly as name appears on this card. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title.


Signature 1 - Please keep signature within the box

__________________________________________________

Signature 2 - Please keep signature within the box

__________________________________________________

Date (mm/dd/yyyy)

      /          / 2 0 0 2
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